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Exhibit 11

                                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, BT INSURANCE FUNDS TRUST, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, all in the City of Boston, State of Massachusetts, on the 20 day of August, 1997.


                                                  BT INSURANCE FUNDS TRUST


                                                  By:      /s/ William E. Small
                                                           William E. Small
                                                           President

         We, the undersigned, hereby severally constitute and appoint each of Julie A. Tedesco, Elizabeth Russell and Brigid O. Bieber, our true and lawful attorney, with full power to sign for us, and in our hands and in the capacities indicated below, any and all Amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                                            Title                              Date


/s/ William E. Small                                 President and Trustee              August 20, 1997
------------------------------------
William E. Small

/s/ Michael Kardok                                   Treasurer and Vice President       August 20, 1997
------------------------------------
Michael Kardok

/s/Robert R. Coby                                            Trustee                    August 20, 1997
Robert R. Coby

/s/ Desmond G. Fitzgerald                                    Trustee                    August 20 , 1997
---------------------------
Desmond G. Fitzgerald

/s/ James S. Pasman                                           Trustee                    August 20 , 1997
------------------------------------
James S. Pasman


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